TERM PAYMENT AGREEMENT

Gross Amount:       $1,760,993.00
Agreement Date:     10/16/00

Mossimo, Inc. ("Mossimo") located at 2016 Broadway, Santa Monica, CA 90404 promises to pay to the order of David Duval Enterprises, Inc. ("Duval") c/o International Management, Inc. located at IMG Center, 1360 East 9th Street, Suite 100, Cleveland. OH 44114 the sum of $1,760,993.00 in lawful money of the United States of America to settle and release any and all claims, whether known or unknown, contingent, liquidated or disputed, secured or unsecured, it holds or asserts against Mossimo, its officers, directors or agents.

The amount of $1,760,993.00 shall be payable as follows:

The amount of $325,000.00 payable upon receipt of signed agreement. The balance of $1,435,993.00 will accrue interest at 12% per annum beginning 4/15/01 and be paid in 12 equal monthly installments of $127,586.24 beginning 4/15/01 and continuing on the 15th of each month thereafter until 3/15/02.

In the event Mossimo fails to make a payment as set forth above, Duval shall provide written notice of the default to Mossimo at the address stated above, and Mossimo shall have fifteen. (15) days from the date of the notice of default to cure the default. If the default is not cured within fifteen (15) days, then Duval may declare this Agreement and all amounts payable under this Agreement to be forthwith due and payable, whereupon this Agreement, and. the entire unpaid balance shall become due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Mossimo.

Except as set forth herein, Duval expressly releases, remits, acquits and forever discharges Mossimo, its directors, officers, employees, or any of them of from any and all claims, whether known or unknown, contingent, liquidated or disputed, secured or unsecured, it holds or asserts. Duval and Mossimo agree that the agreement between them dated January 1, 2000, shall be terminated effective November 1, 2000, and all the parties' obligations are set forth in this Agreement.

Except as set forth herein, Mossimo expressly releases, remits, acquits and forever discharges Duval, his heirs, successors, assigns or any of them from any and all claims whether known or unknown, contingent, liquidated or disputed, secured or unsecured, it bold or asserts.

Mossimo authorizes any attorney-at-law to appear for Mossimo in any court of record after this Agreement becomes due by declaration or otherwise and waive the issuing and service of process and confess judgment against Mossimo in favor of Duval for the amount then appearing due, together with costs of suit and thereupon to waive all errors and all rights of appeal and stay of execution. Mossimo agrees that Duval's attorney may confess judgment pursuant to the foregoing warrant of attorney. Mossimo further agrees that the attorney confessing judgment



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pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Mossimo.

No failure on the part of Duval to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

THE COMPANY AND THE PAYEE (BY ITS ACCEPTANCE HEREOF) EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE COMPANY AND THE PAYEE ARISING OUT OF THIS AGREEMENT.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES

         NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE

         RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS

         SETTLEMENT WITH THE DEBTOR"

THE UNDERSIGNED, BEING AWARE OF SUCH CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OR SIMILAR EFFECT.

WARNING - BY SIGNING THIS AGREEMENT, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

The undersigned represents and warrants that this agreement has been duly executed, such execution was duly authorized and that this agreement constitutes a legal, valid and binding obligation of this undersigned. The undersigned hereby represents and warrant, that it has not assigned any or all of the claims to any third party.


Accepted and Agreed:       David Duval Enterprises, Inc.

Authorized By
              -------------------------

Signature: /s/ David Duval
           ----------------------------
Title:
        -------------------------------
Date: 12-11-00
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Accepted and Agreed:       Mossimo, Inc.

Authorized By: MOSSIMO GIANNULLI
               ------------------------
Signature: /s/ Mossimo Giannulli
          -----------------------------
Title:  PRES. CEO
      ---------------------------------
Date: 11-14-00
     ----------------------------------